                                                     Item 14(c) Exhibit (i) (24)










                               POWERS OF ATTORNEY
                                       OF
                         CERTAIN DIRECTORS OF REGISTRANT

                                POWER OF ATTORNEY
                                -----------------




         The undersigned, Director of the corporation named herein opposite her signature, hereby appoints T. E. Lindsey, J. S. Pyke, Jr., and M. S. Duffey, or any of them, her attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1999, being filed with the Securities and Exchange Commission by M.A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                         Capacity in which Annual Report
                          on Form 10-K is to be signed
                          ----------------------------

Signature                                                   Date
---------                                                   ----


/s/C. A. Cartwright          Director of M.A. Hanna         March 1, 2000
-------------------                 Company
C. A. Cartwright

                                POWER OF ATTORNEY
                                -----------------




         The undersigned, Director of the corporation named herein opposite his signature, hereby appoints T. E. Lindsey, J. S. Pyke, Jr., and M. S. Duffey, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1999, being filed with the Securities and Exchange Commission by M.A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                         Capacity in which Annual Report
                          on Form 10-K is to be signed
                         -------------------------------

Signature                                                        Date
---------                                                        ----


/s/W. R. Embry                Director of M.A. Hanna             March 1, 2000
--------------                        Company
W. R. Embry

                                POWER OF ATTORNEY




         The undersigned, Director of the corporation named herein opposite his signature, hereby appoints T. E. Lindsey, J. S. Pyke, Jr., and M. S. Duffey, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1999, being filed with the Securities and Exchange Commission by M.A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                         Capacity in which Annual Report
                          on Form 10-K is to be signed
                          ----------------------------
Signature                                                        Date
---------                                                        ----


/s/J. T. Eyton                Director of M.A. Hanna             March 1, 2000
--------------                        Company
J. T. Eyton

                                POWER OF ATTORNEY
                                -----------------




         The undersigned, Director of the corporation named herein opposite his signature, hereby appoints T. E. Lindsey, J. S. Pyke, Jr., and M. S. Duffey, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1999, being filed with the Securities and Exchange Commission by M.A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                         Capacity in which Annual Report
                          on Form 10-K is to be signed
                          ----------------------------

Signature                                                       Date
---------                                                       ----


/s/R. A. Garda                Director of M.A. Hanna            March 1, 2000
--------------                      Company
R. A. Garda

                                POWER OF ATTORNEY
                                -----------------




         The undersigned, Director of the corporation named herein opposite his signature, hereby appoints T. E. Lindsey, J. S. Pyke, Jr., and M. S. Duffey, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1999, being filed with the Securities and Exchange Commission by M.A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                         Capacity in which Annual Report
                          on Form 10-K is to be signed
                         -------------------------------

Signature                                                      Date
---------                                                      ----


/s/G. D. Harnett             Director of M.A. Hanna            March 1, 2000
----------------                    Company
G. D. Harnett

                                POWER OF ATTORNEY
                                -----------------




         The undersigned, Director of the corporation named herein opposite his signature, hereby appoints T. E. Lindsey, J. S. Pyke, Jr., and M. S. Duffey, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1999, being filed with the Securities and Exchange Commission by M.A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                         Capacity in which Annual Report
                          on Form 10-K is to be signed
                          ----------------------------

Signature                                                   Date
---------                                                   ----


/s/D. H. Hoag                Director of M.A. Hanna         March 1, 2000
-------------                       Company
D. H. Hoag

                                POWER OF ATTORNEY
                                -----------------




         The undersigned, Director of the corporation named herein opposite his signature, hereby appoints T. E. Lindsey, J. S. Pyke, Jr., and M. S. Duffey, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1999, being filed with the Securities and Exchange Commission by M.A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                         Capacity in which Annual Report
                          on Form 10-K is to be signed
                          ----------------------------

Signature                                                        Date
---------                                                        ----


/s/G. D. Kirkham              Director of M.A. Hanna             March 1, 2000
----------------                     Company
G. D. Kirkham

                                POWER OF ATTORNEY
                                -----------------




         The undersigned, Director of the corporation named herein opposite his signature, hereby appoints T. E. Lindsey, J. S. Pyke, Jr., and M. S. Duffey, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1999, being filed with the Securities and Exchange Commission by M.A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                         Capacity in which Annual Report
                          on Form 10-K is to be signed

Signature                                                        Date
---------                                                        ----


/s/D. B. Lewis               Director of M.A. Hanna              March 1, 2000
--------------                      Company
D. B. Lewis

                                POWER OF ATTORNEY
                                -----------------




         The undersigned, Director of the corporation named herein opposite his signature, hereby appoints T. E. Lindsey, J. S. Pyke, Jr., and M. S. Duffey, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1999, being filed with the Securities and Exchange Commission by M.A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                         Capacity in which Annual Report
                          on Form 10-K is to be signed
                         -------------------------------

Signature                                                        Date
---------                                                        ----


/s/M. L. Mann                Director of M.A. Hanna              March 1, 2000
-------------                         Company
M. L. Mann

                                POWER OF ATTORNEY
                                -----------------




         The undersigned, Director of the corporation named herein opposite his signature, hereby appoints T. E. Lindsey, J. S. Pyke, Jr., and M. S. Duffey, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1999, being filed with the Securities and Exchange Commission by M.A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                         Capacity in which Annual Report
                          on Form 10-K is to be signed
                         -------------------------------
Signature                                                        Date
---------                                                        ----


/s/R. W. Pogue               Director of M.A. Hanna              March 1, 2000
--------------                       Company
R. W. Pogue

                                POWER OF ATTORNEY
                                -----------------




         The undersigned, Director of the corporation named herein opposite his signature, hereby appoints T. E. Lindsey, J. S. Pyke, Jr., and M. S. Duffey, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1999, being filed with the Securities and Exchange Commission by M.A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                         Capacity in which Annual Report
                          on Form 10-K is to be signed
                          ----------------------------

Signature                                                        Date
---------                                                        ----


/s/M.D. Walker                Director of M.A. Hanna             March 1, 2000
--------------                      Company
M. D. Walker